Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASE

SETTLEMENT AGREEMENT AND RELEASE (“Settlement Agreement”) dated April 8, 2011 by and among CONRAD MYERS, in his capacity as Liquidating Trustee of the DBSI LIQUIDATING TRUST (the “Liquidating Trust”), JAMES R. ZAZZALI, in his capacity as Trustee of the DBSI ESTATE LITIGATION TRUST (the “Estate Litigation Trust” and collectively with the Liquidating Trust, the “DBSI Trusts”), GIGOPTIX, INC., a Delaware corporation (the “Company”), its wholly-owned subsidiary GIGOPTIX LLC (the “Subsidiary”), and JOERG WIELAND (“Wieland”).

Recitals:

A. The DBSI Trusts were established under the terms of the Second Amended Joint Chapter 11 Plan of Liquidation filed by the Chapter 11 Trustee and the Official Committee of Unsecured Creditors (the “Plan”) in the Chapter 11 cases, In re: DBSI Inc., et al., in the United States Bankruptcy Court for the District of Delaware, Case No. 08-12687 (PJW), confirmed by Findings of Fact, Conclusions of Law and Order Confirming Second Amended Joint Chapter 11 Plan of Liquidation dated October 26, 2010 (the “Confirmation Order”).

B. The DBSI Trusts may have claims against the Company, the Subsidiary and Wieland for, among other matters, acts by certain debtors and their affiliates subject to the foregoing Chapter 11 cases.

C. The parties have reached an amicable negotiated resolution to the potential claims.

NOW, THEREFORE, for good and valuable consideration, the parties, intending legally to be bound, agree as follows:

1. The Liquidating Trust hereby surrenders for cancellation all right, title and interest in and to warrants for an aggregate of 660,473 shares of Company common stock, $0.001 par value per share (the “Common Stock”) issued to Stellar Technologies, LLC (“Stellar”) under agreements dated December 9, 2008 and agrees that as of the date of this Settlement Agreement, such warrants cannot be exercised by any holder.

2. The Company grants to the Liquidating Trust new warrants (the “New Warrants”) as follows:

(i) warrants for 500,000 shares of Common Stock at a purchase price of $2.60 per share, having an expiration date of April 8, 2014, in the form attached hereto as Exhibit A; and

(ii) warrants for 500,000 shares of Common Stock at a purchase price of $3.00 per share, having an expiration date of April 8, 2015, in the form attached hereto as Exhibit B.

3. The New Warrants provide for registration of the shares of Common Stock underlying such New Warrants as set forth in such warrants.

4. The DBSI Trusts hereby unconditionally and irrevocably discharge and forever release Weiland, the Company, the Subsidiary, each of the Company’s subsidiaries, and the present and former directors, officers, employees, representatives, agents, and counsel of the Company, the Subsidiary and each of the Company’s subsidiaries (“the Releasees”) from any and all claims, demands, damages, judgments, causes of action, obligations and liabilities of any nature whatsoever, whether arising in law or equity, whether known or unknown since the beginning of time until the date of this Settlement Agreement, including, but not limited to, (a) the organization of the Subsidiary and the transfer to the Subsidiary of the assets, but not the liabilities, of iTerra Communications LLC, (b) the conversion of indebtedness owed by the Subsidiary to Stellar into membership units of the Subsidiary; (c) the transfers of funds made to or for the benefit of the Subsidiary, Wieland and other parties, from DBSI, Inc. and the other Debtors and Consolidated Non-Debtors (as such terms are defined in the Plan and the Confirmation Order), and (d) any other matter involving the DBSI Trusts, such Debtors and Consolidated Non-Debtors, prior to the date hereof. The foregoing general release is intended to “wipe the slate clean” and to release all rights, claims, or demands whether known or suspected by the DBSI Trusts to exist in their favor against the Releasees to the date of this Settlement Agreement. Notwithstanding anything to the contrary in the foregoing, the term “Releasees” does not include any of the Debtors or the Consolidated Non-Debtors subject to the Plan and the Confirmation Order, or any individual or entity who or which at any time was a director, officer, partner, manager, member, employee, representative, agent, accountant or counsel of DBSI, Inc., or any other Debtor or Consolidated Non-Debtor for any claims whatsoever in any capacity. All claims which the DBSI Trusts have against the Debtors and Consolidated Non-Debtors and such other individuals and entities are expressly preserved. For purposes of clarity, the Company and Subsidiary were not “representatives” or “agents” of DBSI, Inc., or any other Debtor or Consolidated Non-Debtor. Moreover, the Company acknowledges that the Liquidating Trust is a holder of Common Stock and nothing contained in this paragraph 4 is intended to apply to any claim or right related to such Common Stock arising from events occurring from and after the date hereof.

5. The DBSI Trusts covenant not to make or assert a claim or action against an individual who is or was a director or officer of the Company or the Subsidiary (or any subsidiary of the Company or the Subsidiary) arising solely from actions or inactions by them in their official capacity as a director or officer of the Company or the Subsidiary (or any subsidiary of the Company or the Subsidiary). It is understood, agreed and intended that no claim currently being advanced by the Litigation Trustee in the First Amended Complaint (Document 62) filed in Civil Action No. 1:10-cv-00950 (LPS) (United States District Court for the District of Delaware), nor any other claims arising from the same facts or circumstances set forth in such complaint, falls within this covenant.

6. The Liquidating Trustee and the Litigation Trustee each specifically waive the provisions of Section 1542 of the Civil Code of the State of California, and any similar law of any other state, territory or jurisdiction. Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

7. Each of the Company, the Subsidiary and Wieland (collectively, the “Company Releasors”) hereby unconditionally and irrevocably discharge and forever release the estates of the Debtors and Consolidated Non-Debtors, the DBSI Trusts, the Liquidating Trustee and the Litigation Trustee, their representatives, agents and counsel (“the Trust Releasees”) from any and all claims, demands, damages, judgments, causes of action, obligations and liabilities of any nature whatsoever, whether arising in law or equity, whether known or unknown since the beginning of time until the date of this Settlement Agreement. The foregoing general release is intended to “wipe the slate clean” and to release all rights, claims, or demands whether known or suspected by the Company Releasors to exist in their favor against the Trust Releasees.

8. Each of the Liquidating Trustee and the Litigation Trustee represents and warrants to the Company, the Subsidiary and Wieland that it has the requisite power and authority to execute and deliver this Settlement Agreement and that this Settlement Agreement constitutes a legal, valid and binding obligation of the applicable DBSI Trust, enforceable against the applicable DBSI Trust in accordance with its terms.

9. The Company represents and warrants to the DBSI Trusts as follows:

(a) It has all necessary corporate power and authority to execute and deliver this Settlement Agreement.

(b) The execution and delivery of this Settlement Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary.

(c) This Settlement Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(d) The shares of Common Stock underlying the New Warrants have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the New Warrants, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions under applicable federal and state securities laws.

(e) No consent, approval, order or authorization of any third party is required in connection with the consummation by the Company of the transactions contemplated by this Settlement Agreement.

(f) It is not aware of any claims, demands, damages, judgments, causes of action, obligations or liabilities of any nature whatsoever, whether arising in law or equity, against the estates of the Debtors and Consolidated Non-Debtors, the DBSI Trusts, the Liquidating Trustee or the Litigation Trustee held by any present director, officer, employee, representative or agent of the Company.

10. The Subsidiary represents and warrants to the DBSI Trusts as follows:

(a) It has all necessary limited liability company power and authority to execute and deliver this Settlement Agreement.

(b) The execution and delivery of this Settlement Agreement has been duly and validly authorized by the sole member of the Subsidiary and no other entity proceedings on the part of the Subsidiary are necessary.

(c) This Settlement Agreement has been duly and validly executed and delivered by the Subsidiary and constitutes a legal, valid and binding agreement of the Subsidiary, enforceable against the Subsidiary in accordance with its terms.

11. The parties understand and acknowledge that this Settlement Agreement constitutes a compromise and settlement of disputed claims. No action taken by any party to this Settlement Agreement, either previously or in connection with this Settlement Agreement, shall be deemed or construed to be either: (a) an admission of the truth or falsity of any claims heretofore made; or (b) an acknowledgment or admission by any party hereto of any fault or liability whatsoever to each other or to any third party; or an acknowledgement of any lack of merit of any claim asserted. All such liability or implication is expressly denied by the parties.

12. This Settlement Agreement and the Exhibits hereto is the entire agreement among the parties with respect to the subject matter hereof, and supercedes all prior agreements and understandings among the parties. This Settlement Agreement is binding upon the parties hereto and their respective successors and assigns.

13. This Settlement Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to conflict of laws principles and, if and to the extent applicable, by the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. The United States Bankruptcy Court for the District of Delaware shall have exclusive jurisdiction to interpret and enforce this Settlement Agreement.

14. This Settlement Agreement may be signed in counterparts, all of which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be duly executed and delivered as of the date first above written.

DBSI LIQUIDATING TRUST

By:	/s/ Conrad Myers
Conrad Myers, Liquidating Trustee

DBSI ESTATE LITIGATION TRUST

By:	/s/ James R. Zazzali
James R. Zazzali, Trustee

GIGOPTIX, INC.

By:	/s/ Avi Katz
Name: Avi Katz Title: President and Chief Executive Officer

GIGOPTIX LLC By: GigOptix, Inc., its sole member

By:	/s/ Avi Katz
Name: Avi Katz Title: President and Chief Executive Officer

/s/ Joerg Wieland
Joerg Wieland

EXHIBIT A

Warrant for 500,000 shares of Common Stock at a purchase price of $2.60 per share,

having an expiration date of April 8, 2014

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Date of Issuance: April 8, 2011	Number of Shares: 500,000 (subject to adjustment)

GIGOPTIX, INC.

COMMON STOCK PURCHASE WARRANT

(VOID AFTER APRIL 8, 2014)

GigOptix, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that the DBSI Liquidating Trust or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after October 8, 2011 and on or before 5:00 p.m. (Eastern time) on April 8, 2014 (the “Exercise Period”), five hundred thousand (500,000) shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $2.60 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1. Exercise.

(a) Exercise Procedure. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. A facsimile signature of the Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature with three (3) business days thereafter.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of such Registered Holder, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Shares computed using the following formula:

X	=	Y(A – B)
A

Where	X = The number of shares of Warrant Shares to be issued to the Registered Holder.

Y = The number of shares of Warrant Shares purchasable under this Warrant (at the date of such calculation).

A = The fair market value of one share of Warrant Shares (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Warrant Stock on the date of calculation shall mean the Fair Market Value (as determined in subsection 2(e) below).

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(c), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as determined in subsection 2(e) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsection 2(e) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(e) Fair Market Value. The Fair Market Value per share of Common Stock shall be determined as follows:

(i) If the Common Stock is listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

(ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(e)(2) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

(g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price, as applicable) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4. Transfers.

(a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(b) The Registered Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

5. Other Representations of Registered Holder. With respect to this Warrant, the Registered Holder represents and warrants to the Company as follows:

(a) Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that acquisition of this Warrant and investment in the Warrant Shares involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Registered Holder any and all written information it has requested; the officers of the Company have answered to Registered Holder’s satisfaction all inquiries made by it; it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company; it can afford to bear the economic risk of holding the unregistered Warrant and Warrant Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies; and can afford to suffer a complete loss of its investment in the Warrant and Warrant Shares.

(b) Investment. It is acquiring this Warrant and the Warrant Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Registered Holder does not have a present intention to sell this Warrant or any of the Warrant Shares, nor a present arrangement or intention to effect any distribution of any of the Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Registered Holder does not agree to hold the Warrant or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with (i) the terms of the Second Amended Joint Chapter 11 Plan of Liquidation filed by the Chapter 11 Trustee and the Official Committee of Unsecured Creditors in the Chapter 11 proceedings, In re: DBSI Inc., et al., in the United States Bankruptcy Court for the District of Delaware, Case No. 08-12687 (PJW), confirmed by Findings of Fact, Conclusions of Law and Order Confirming Second Amended Joint Chapter 11 Plan of Liquidation dated October 26, 2010 and the DBSI Liquidating Trust Agreement dated October 29, 2010; and (ii) Federal and state securities laws applicable to any such disposition.

(c) Rule 144. It acknowledges that this Warrant and the Warrant Shares must be held indefinitely unless, as provided for pursuant to subsection 4(b), they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

(d) Access to Data. It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

(e) Accredited Investor. It is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

6. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

7. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

12. Registration Rights.

(a) To the extent that it is permitted to do so, the Company shall file an amendment to the registration statement filed on Form S-1 on March 28, 2011 (the “Form S-1”) for the purpose of including the registration of the Warrant Shares in such Form S-1. If that is not possible, the Warrant Shares shall have “piggy-back” registration rights for the next registration statement filed by the Company other than a registration statement related solely to the sale of securities of participants of the company’s stock plans, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered, or a registration statement on Form S-4 in connection with an acquisition (an “Excluded Registration”). To the extent that the Company is unable to register the Warrant Shares on the Form S-1 by, or the “piggy-back” registration rights have not been exercised as of, April 8, 2012, the Registered Holder may deliver a written request to the Company that the Company file a registration statement under the Securities Act covering the registration of the Warrant Shares, and subject to the limitations of Section 12(b), as soon as practicable (and in any event within sixty (60) days of the receipt of such written request) the Company shall use reasonable best efforts to file such a registration statement under the Securities Act. Such right to request registration shall terminate at the earlier of (i) April 8, 2013 and (ii) at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Registered Holder’s Warrant Shares during a three-month period without registration.

(b) Notwithstanding the foregoing, if the Company shall furnish to the Registered Holder in response to a written request that the Company file a registration statement under the Securities Act a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Registered Holder; provided, however, that the Company shall not register any securities for the account of itself or any other stockholder during such 90-day period (other than in an Excluded Registration).

(c) Obligations of the Company. In connection with the registration of the Warrant Shares, the Company shall, as expeditiously as reasonably possible:

(i) use its commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective until the later to occur of (i) the expiration of one year or, if earlier, such time that the distribution contemplated by the registration statement has been completed, and (ii) such time that the Warrant Shares may be resold by the Registered Holder without restriction under Rule 144;

(ii) use its commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the 1933 Act in order to enable the disposition of all securities covered by such registration statement;

(iii) furnish to the selling Registered Holder such numbers of copies of a prospectus, including a preliminary prospectus, as required by the 1933 Act, and such other documents as the Registered Holder may reasonably request in order to facilitate their disposition of the Warrant Shares;

(iv) use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Registered Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

(v) provide a transfer agent and registrar for all Warrant Shares registered pursuant to this Agreement and provide a CUSIP number for all such Warrant Shares, in each case not later than the effective date of such registration statement; and

(vi) notify the selling Registered Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 12 with respect to the Warrant Shares that the Registered Holder shall furnish to the Company such information regarding itself, the Warrant and the Warrant Shares held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Warrant Shares.

(e) Expenses of Registration. All expenses (other than Selling Expenses (as defined below)) incurred in connection with registrations, filings, or qualifications pursuant to Section 12, including all registration, filing, and qualification fees; printers’ and accounting fees; and fees and disbursements of counsel for the Company, shall be borne and paid by the Company. All Selling Expenses relating to Warrant Shares registered pursuant to Section 12 shall be borne and paid by the Registered Holder. “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Warrant Shares, and shall include fees and disbursements of counsel for the Registered Holder.

(f) Indemnification. If any Warrant Shares are included in a registration statement under this Section 12:

(i) To the extent permitted by law, the Company will indemnify and hold harmless the selling Registered Holder, and the partners, members, officers, directors, and stockholders of such Registered Holder; legal counsel and accountants for such Registered Holder; any underwriter (as defined in the 1933 Act) for such Registered Holder; and each person, if any, who controls such Registered Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any Damages (as defined below), and the Company will pay to such Registered Holder, underwriter, controlling person, or other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 12(f)(i) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Registered Holder, underwriter, controlling person, or other aforementioned person expressly for use in connection with such registration. “Damages” means any loss, damage, or liability to which a party hereto may become subject under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

(ii) To the extent permitted by law, the selling Registered Holder will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each person (if any), who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter (as defined in the 1933 Act), any other person selling securities in such registration statement, and any controlling person of any such underwriter or other person, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Registered Holder expressly for use in connection with such registration; and such selling Registered Holder will pay to the Company and each other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 12(f)(ii) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of such Registered Holder, which consent shall not be unreasonably withheld; and further provided, however, that any liability with respect to this Section 12(f)(ii) shall be limited to the proceeds of sale of the Warrant Shares.

(iii) Promptly after receipt by an indemnified party under this Section 12(f) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 12(f), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 12(f) unless such failure actually and materially prejudices the indemnifying party’s ability to defend such action.

(iv) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Registered Holder are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the 1933 Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the 1933 Act.

(v) To provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 12(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 12(f) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any party hereto for which indemnification is provided under this Section 12(f), then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(vi) The obligations of the Company and the Registered Holder under this Section 12(f) shall survive the completion of any offering of Warrant Shares in a registration under this Section 12, and otherwise shall survive the termination of this Agreement.

(g) Current Public Information. With a view to making available to the Registered Holder the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Registered Holder to sell securities of the Company to the public without registration, the Company shall:

(i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times; and

(ii) furnish to the Registered Holder, so long as the Registered Holder owns any Warrant Shares, upon request (A) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144; (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (C) such other information as may be reasonably requested in availing the Registered Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

(h) Suspension of Registration Rights. Notwithstanding any other provision of this Section 12, the Company shall have the right at any time to require that the Registered Holder suspend further open market offers and sales of the Warrant Shares for a period not to exceed ninety (90) days, if, in the reasonable judgment of the Company after consultation with counsel, there is in existence material undisclosed information or events with respect to the Company, the disclosure of which would be seriously detrimental to the Company (the “Suspension Right”); provided, however, that the Company shall not exercise this Suspension Right more than once in any twelve (12) month period; and further provided, that the Company shall not exercise this Suspension Right within the first 90 days following the effective date of a registration statement without consultation with, and approval from, the Registered Holder. In the event the Company exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company or until such time as the information or event is no longer material, each as determined in good faith by the Company after consultation with counsel, but in no event shall any single suspension continue for more than 90 consecutive days. The Company will promptly give notice, in a writing signed by an executive officer of the Company of any such suspension (the “Suspension Notice”). The Company agrees to notify the Registered Holder promptly upon termination of the suspension (the “Resumption Notice”).

13. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder.

14. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

16. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

EXECUTED as of the Date of Issuance indicated above.

GIGOPTIX, INC.

By:

Name:	Avi Katz
Title:	Chairman and Chief Executive Officer

[WARRANT]

EXHIBIT I

PURCHASE/EXERCISE FORM

To: GigOptix, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to:

             (a) purchase                  shares of the Common Stock of GigOptix, Inc. covered by such Warrant and herewith makes payment of $                    , representing the full purchase price for such shares at the price per share provided for in such Warrant; or

             (b) exercise such Warrant for                  shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of subsection 1(c) of such Warrant.

Please return a new Warrant certificate for                  shares representing the unexercised portion of this Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in subsection 4(b) and Section 5 of this Warrant, and by its signature below hereby makes such representations and warranties contained in subsection 4(b) and Section 5 of this Warrant to the Company.

Signature:

Address:

EXHIBIT B

Warrant for 500,000 shares of Common Stock at a purchase price of $3.00 per share,

having an expiration date of April 8, 2015

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Date of Issuance: April 8, 2011	Number of Shares: 500,000 (subject to adjustment)

GIGOPTIX, INC.

COMMON STOCK PURCHASE WARRANT

(VOID AFTER APRIL 8, 2015)

GigOptix, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that the DBSI Liquidating Trust or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after October 8, 2011 and on or before 5:00 p.m. (Eastern time) on April 8, 2015 (the “Exercise Period”), five hundred thousand (500,000) shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $3.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1. Exercise.

(a) Exercise Procedure. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. A facsimile signature of the Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature with three (3) business days thereafter.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of such Registered Holder, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Shares computed using the following formula:

X =	Y(A – B)
A

Where	X = The number of shares of Warrant Shares to be issued to the Registered Holder.

Y = The number of shares of Warrant Shares purchasable under this Warrant (at the date of such calculation).

A = The fair market value of one share of Warrant Shares (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Warrant Stock on the date of calculation shall mean the Fair Market Value (as determined in subsection 2(e) below).

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(c), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as determined in subsection 2(e) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsection 2(e) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(e) Fair Market Value. The Fair Market Value per share of Common Stock shall be determined as follows:

(i) If the Common Stock is listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

(ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(e)(2) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

(g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price, as applicable) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4. Transfers.

(a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(b) The Registered Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

5. Other Representations of Registered Holder. With respect to this Warrant, the Registered Holder represents and warrants to the Company as follows:

(a) Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that acquisition of this Warrant and investment in the Warrant Shares involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Registered Holder any and all written information it has requested; the officers of the Company have answered to Registered Holder’s satisfaction all inquiries made by it; it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company; it can afford to bear the economic risk of holding the unregistered Warrant and Warrant Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies; and can afford to suffer a complete loss of its investment in the Warrant and Warrant Shares.

(b) Investment. It is acquiring this Warrant and the Warrant Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Registered Holder does not have a present intention to sell this Warrant or any of the Warrant Shares, nor a present arrangement or intention to effect any distribution of any of the Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Registered Holder does not agree to hold the Warrant or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with (i) the terms of the Second Amended Joint Chapter 11 Plan of Liquidation filed by the Chapter 11 Trustee and the Official Committee of Unsecured Creditors in the Chapter 11 proceedings, In re: DBSI Inc., et al., in the United States Bankruptcy Court for the District of Delaware, Case No. 08-12687 (PJW), confirmed by Findings of Fact, Conclusions of Law and Order Confirming Second Amended Joint Chapter 11 Plan of Liquidation dated October 26, 2010 and the DBSI Liquidating Trust Agreement dated October 29, 2010; and (ii) Federal and state securities laws applicable to any such disposition.

(c) Rule 144. It acknowledges that this Warrant and the Warrant Shares must be held indefinitely unless, as provided for pursuant to subsection 4(b), they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

(d) Access to Data. It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

(e) Accredited Investor. It is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

6. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

7. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

12. Registration Rights.

(a) To the extent that it is permitted to do so, the Company shall file an amendment to the registration statement filed on Form S-1 on March 28, 2011 (the “Form S-1”) for the purpose of including the registration of the Warrant Shares in such Form S-1. If that is not possible, the Warrant Shares shall have “piggy-back” registration rights for the next registration statement filed by the Company other than a registration statement related solely to the sale of securities of participants of the company’s stock plans, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered, or a registration statement on Form S-4 in connection with an acquisition (an “Excluded Registration”). To the extent that the Company is unable to register the Warrant Shares on the Form S-1 by, or the “piggy-back” registration rights have not been exercised as of, April 8, 2012, the Registered Holder may deliver a written request to the Company that the Company file a registration statement under the Securities Act covering the registration of the Warrant Shares, and subject to the limitations of Section 12(b), as soon as practicable (and in any event within sixty (60) days of the receipt of such written request) the Company shall use reasonable best efforts to file such a registration statement under the Securities Act. Such right to request registration shall terminate at the earlier of (i) April 8, 2013 and (ii) at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Registered Holder’s Warrant Shares during a three-month period without registration.

(b) Notwithstanding the foregoing, if the Company shall furnish to the Registered Holder in response to a written request that the Company file a registration statement under the Securities Act a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Registered Holder; provided, however, that the Company shall not register any securities for the account of itself or any other stockholder during such 90-day period (other than in an Excluded Registration).

(c) Obligations of the Company. In connection with the registration of the Warrant Shares, the Company shall, as expeditiously as reasonably possible:

(i) use its commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective until the later to occur of (i) the expiration of one year or, if earlier, such time that the distribution contemplated by the registration statement has been completed, and (ii) such time that the Warrant Shares may be resold by the Registered Holder without restriction under Rule 144;

(ii) use its commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the 1933 Act in order to enable the disposition of all securities covered by such registration statement;

(iii) furnish to the selling Registered Holder such numbers of copies of a prospectus, including a preliminary prospectus, as required by the 1933 Act, and such other documents as the Registered Holder may reasonably request in order to facilitate their disposition of the Warrant Shares;

(iv) use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Registered Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

(v) provide a transfer agent and registrar for all Warrant Shares registered pursuant to this Agreement and provide a CUSIP number for all such Warrant Shares, in each case not later than the effective date of such registration statement; and

(vi) notify the selling Registered Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 12 with respect to the Warrant Shares that the Registered Holder shall furnish to the Company such information regarding itself, the Warrant and the Warrant Shares held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Warrant Shares.

(e) Expenses of Registration. All expenses (other than Selling Expenses (as defined below)) incurred in connection with registrations, filings, or qualifications pursuant to Section 12, including all registration, filing, and qualification fees; printers’ and accounting fees; and fees and disbursements of counsel for the Company, shall be borne and paid by the Company. All Selling Expenses relating to Warrant Shares registered pursuant to Section 12 shall be borne and paid by the Registered Holder. “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Warrant Shares, and shall include fees and disbursements of counsel for the Registered Holder.

(f) Indemnification. If any Warrant Shares are included in a registration statement under this Section 12:

(i) To the extent permitted by law, the Company will indemnify and hold harmless the selling Registered Holder, and the partners, members, officers, directors, and stockholders of such Registered Holder; legal counsel and accountants for such Registered Holder; any underwriter (as defined in the 1933 Act) for such Registered Holder; and each person, if any, who controls such Registered Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any Damages (as defined below), and the Company will pay to such Registered Holder, underwriter, controlling person, or other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 12(f)(i) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Registered Holder, underwriter, controlling person, or other aforementioned person expressly for use in connection with such registration. “Damages” means any loss, damage, or liability to which a party hereto may become subject under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

(ii) To the extent permitted by law, the selling Registered Holder will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each person (if any), who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter (as defined in the 1933 Act), any other person selling securities in such registration statement, and any controlling person of any such underwriter or other person, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Registered Holder expressly for use in connection with such registration; and such selling Registered Holder will pay to the Company and each other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 12(f)(ii) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of such Registered Holder, which consent shall not be unreasonably withheld; and further provided, however, that any liability with respect to this Section 12(f)(ii) shall be limited to the proceeds of sale of the Warrant Shares.

(iii) Promptly after receipt by an indemnified party under this Section 12(f) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 12(f), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 12(f) unless such failure actually and materially prejudices the indemnifying party’s ability to defend such action.

(iv) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Registered Holder are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the 1933 Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the 1933 Act.

(v) To provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 12(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 12(f) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any party hereto for which indemnification is provided under this Section 12(f), then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(vi) The obligations of the Company and the Registered Holder under this Section 12(f) shall survive the completion of any offering of Warrant Shares in a registration under this Section 12, and otherwise shall survive the termination of this Agreement.

(g) Current Public Information. With a view to making available to the Registered Holder the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Registered Holder to sell securities of the Company to the public without registration, the Company shall:

(i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times; and

(ii) furnish to the Registered Holder, so long as the Registered Holder owns any Warrant Shares, upon request (A) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144; (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (C) such other information as may be reasonably requested in availing the Registered Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

(h) Suspension of Registration Rights. Notwithstanding any other provision of this Section 12, the Company shall have the right at any time to require that the Registered Holder suspend further open market offers and sales of the Warrant Shares for a period not to exceed ninety (90) days, if, in the reasonable judgment of the Company after consultation with counsel, there is in existence material undisclosed information or events with respect to the Company, the disclosure of which would be seriously detrimental to the Company (the “Suspension Right”); provided, however, that the Company shall not exercise this Suspension Right more than once in any twelve (12) month period; and further provided, that the Company shall not exercise this Suspension Right within the first 90 days following the effective date of a registration statement without consultation with, and approval from, the Registered Holder. In the event the Company exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company or until such time as the information or event is no longer material, each as determined in good faith by the Company after consultation with counsel, but in no event shall any single suspension continue for more than 90 consecutive days. The Company will promptly give notice, in a writing signed by an executive officer of the Company of any such suspension (the “Suspension Notice”). The Company agrees to notify the Registered Holder promptly upon termination of the suspension (the “Resumption Notice”).

13. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder.

14. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

16. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

EXECUTED as of the Date of Issuance indicated above.

GIGOPTIX, INC.

By:
Name: Avi Katz
Title: Chairman and Chief Executive Officer

[WARRANT]

EXHIBIT I

PURCHASE/EXERCISE FORM

To: GigOptix, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to:

         (a) purchase              shares of the Common Stock of GigOptix, Inc. covered by such Warrant and herewith makes payment of $                    , representing the full purchase price for such shares at the price per share provided for in such Warrant; or

         (b) exercise such Warrant for              shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of subsection 1(c) of such Warrant.

Please return a new Warrant certificate for              shares representing the unexercised portion of this Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in subsection 4(b) and Section 5 of this Warrant, and by its signature below hereby makes such representations and warranties contained in subsection 4(b) and Section 5 of this Warrant to the Company.

Signature:

Address: